Loans	12 Months Ended
Dec. 31, 2011
Loans [Abstract]
Loans
Note  4.   Loans

The portfolio of loans outstanding consists of:

	December 31, 2011		December 31, 2010
	Amount	Percentage of Total Loans	Amount	Percentage of Total Loans
	(Amounts in thousands)
Commercial and industrial	$24,136	3.9%	$25,108	4.0%
Real estate construction:
Residential	21,287	3.4	38,810	6.2
Commercial	50,361	8.1	57,651	9.2
Real estate mortgage:
Commercial – owner occupied	147,449	23.6	140,474	22.4
Commercial – non owner occupied	204,216	32.6	178,045	28.4
Residential – 1 to 4 family	138,768	22.2	141,695	22.6
Residential - Multifamily	20,126	3.2	27,841	4.5
Consumer	18,774	3.0	17,115	2.7
Total Loans	$625,117	100.0%	$626,739	100.0%

The Company maintains interest reserves for the purpose of making periodic and timely interest payments for borrowers that qualify for development and construction loans. Total development and construction loans with interest reserves were $14.6 million and $65.6 million at December 31, 2011 and December 31, 2010, respectively. Interest reserves provide borrowers temporary sources of cash flow which can be used to make interest payments during the development or construction phases of a project. It is our expectation that equity in the project increases as the project moves towards completion and that cash flows will be positive once sales begin or stabilization occurs. Loans with interest reserves are monitored throughout the life of the project. Interest accrual may be suspended on interest reserve dependent loans that are not delinquent but are risk rated substandard or worse.

At December 31, 2011 and 2010, approximately $154.2 million and $170.4 million, respectively, of loans were pledged to the FHLB of New York on borrowings (Note 9). This pledge consists of a blanket lien on residential mortgages and certain qualifying commercial real estate loans.

Loan Origination/Risk Management:  In the normal course of business the Company is exposed to a variety of operational, reputational, legal, regulatory and credit risks that could adversely affect our financial performance. Most of our asset risk is primarily tied to credit (lending) risk. The Company has lending policies, guidelines and procedures in place that are designed to maximize loan income within an acceptable level of risk. The Board of Directors reviews and approves these policies, guidelines and procedures.  When we originate a loan we make certain subjective judgments about the borrower's ability to meet the loan's terms and conditions. We also make objective and subjective value assessments on the assets we finance. The borrower's ability to repay can be adversely affected by economic changes. Likewise, changes in market conditions and other external factors can affect asset valuations. The Company actively monitors the quality of its loan portfolio. A reporting system supplements the credit review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit risk, loan delinquencies, troubled debt restructures, nonperforming and potential problem loans. Diversification in the loan portfolio is another means of managing risk associated with fluctuations in economic conditions.

With respect to construction loans to developers and builders that are secured by non-owner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally underwritten based upon estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. Commercial real estate loans may be riskier than those for one-to-four family residences and are typically larger in dollar size. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. The repayment of these loans is generally largely dependent on the successful operation and management of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company's commercial real estate portfolio are diverse in terms of type and geographic location within our market area. This diversity helps reduce the Company's exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. The Company also monitors economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2011, approximately 40.2% of the outstanding principal balance of the Company's commercial real estate loans were secured by owner-occupied properties.

Consumer loans may carry a higher degree of repayment risk than residential mortgage loans. Repayment is typically dependent upon the borrower's financial stability which is more likely to be adversely affected by job loss, illness, or personal bankruptcy. To monitor and manage consumer loan risk, policies and procedures are developed and modified as needed. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk. Additionally, trend and outlook reports are reviewed by management on a regular basis. Underwriting standards for home equity loans are heavily influenced by statutory requirements, which include, but are not limited to, a maximum loan-to-value percentage of 80%, collection remedies, the number of such loans a borrower can have at one time and documentation requirements. Historically the Company's losses on consumer loans have been negligible.

The Company maintains an outsourced independent loan review program that reviews and validates the credit risk assessment program on a periodic basis. Results of these external independent reviews are presented to management. In 2011 the Company expanded its risk monitoring program by creating a standalone Credit Risk Management Department. The external independent loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit risk management personnel.

Concentrations of Credit:  Most of the Company's lending activity occurs within the areas of southern New Jersey and southeastern Pennsylvania, as well as other markets. Our expanded market area includes geographic areas that are actively solicited by our joint venture partner, 44 Business Capital LLC, for the origination of Small Business Administration guaranteed loans. The majority of the Company's loan portfolio consists of commercial real estate loans. As of December 31, 2011 there were no concentrations of loans related to any single industry in excess of 10% of total loans.

Loans to Related Parties: In the normal course of business, the Company has granted loans to officers, directors and their affiliates (related parties).  All loans to related persons were made in the ordinary course of business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable loans with persons not related to the Bank; and did not involve more than the normal risk of collectability or present other unfavorable features.

An analysis of the activity of such related party loans for 2011 and 2010 is as follows:

	2011	2010
	(Amounts in thousands)

Balance, beginning of year	$24,023	$23,644
Advances	248	1,781
Less: repayments	(2,222)	(1,402)
Balance, end of year	$22,049	$24,023

An age analysis of past due loans by class follows:

December 31, 2011
	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Not Accruing	Total Past Due	Current	Total Loans	Loans > 90 Days and Accruing
	(Amounts in thousands)

Commercial	$603	$-	$-	$603	$23,533	$24,136	$-
Real estate construction:
Residential	350	-	5,265	5,615	15,672	21,287	-
Commercial	-	-	7,703	7,703	42,658	50,361	-
Real estate mortgage:
Residential	2,587	-	8,288	10,875	148,019	158,894	-
Commercial	2,932	-	22,929	25,861	325,804	351,665	-
Consumer	-	-	274	274	18,500	18,774	-
Total	$6,472	$-	$44,459	$50,931	$574,186	$625,117	$-

December 31, 2010
	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Not Accruing	Total Past Due	Current	Total Loans	Loans > 90 Days and Accruing
	(Amounts in thousands)

Commercial	$212	$98	$-	$310	$24,798	$25,108	$-
Real estate construction:
Residential	1,657	-	8,546	10,203	28,607	38,810	-
Commercial	75	-	6,701	6,776	50,875	57,651	-
Real estate mortgage:
Residential	1,139	2,161	9,415	12,715	156,821	169,536	-
Commercial	4,833	5,670	2,722	13,225	305,294	318,519	-
Consumer	-	-	61	61	17,054	17,115	-
Total	$7,916	$7,929	$27,445	$43,290	$583,449	$626,739	$-

Impaired Loans:  Loans are considered impaired when, based on current information and events, it is probable the Company will be unable to collect amounts due in accordance with the original contractual terms of the loan agreement, including scheduled principal and interest payments.

 All impaired loans have an independent third-party full appraisal to determine the net realizable value (“NRV”) based on the fair value of the underlying collateral, less cost to sell and other costs, such as unpaid real estate taxes, that have been identified, or the present value of discounted cash flows in the case of certain impaired loans that are not collateral dependent. The appraisal will be based on an "as-is" valuation and will follow a reasonable valuation method that addresses the direct sales comparison, income, and cost approaches to market value, reconciles those approaches, and explains the elimination of each approach not used. Appraisals are updated every 12 months or sooner if we have identified possible further deterioration in value. Prior to receiving the updated appraisal, we will establish a specific reserve for any estimated deterioration, based upon our assessment of market conditions, adjusted for estimated costs to sell and other identified costs. If the NRV is greater than the loan amount, then no impairment loss exists. If the NRV is less than the loan amount, the shortfall is recognized by a specific reserve. If the borrower fails to pledge additional collateral in the ninety day period, a charge-off equal to the difference between the loan carrying value and NRV will occur. In certain circumstances, however, a direct charge-off may be taken at the time that the NRV calculation reveals a shortfall. All impaired loans are evaluated based on the criteria stated above on a quarterly basis and any change in the reserve requirements are recorded in the period identified. All partially charged-off loans remain on nonaccrual status until they are brought current as to both principal and interest and have at least nine months of payment history and future collectability of principal and interest is assured.
Impaired loans are set forth in the following tables.

December 31, 2011
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized1
	(Amounts in thousands)
With no related allowance recorded:
Commercial	$603	$603	$-	$599	$25
Residential real estate construction	4,440	5,246	-	6,444	250
Commercial real estate construction	12,898	13,118	-	12,958	406
Residential real estate mortgage	9,074	11,404	-	12,172	235
Commercial real estate mortgage	37,370	37,798	-	40,964	2,019
Consumer	229	229	-	231	12
	64,614	68,398	-	73,368	2,947

With an allowance recorded:
Commercial	-	-	-	-	-
Residential real estate construction	4,170	5,151	1,297	5,534	127
Commercial real estate construction	3,329	3,329	380	3,206	69
Residential real estate mortgage	6,656	6,857	633	7,437	387
Commercial real estate mortgage	18,410	18,530	2,549	17,533	845
Consumer	-	-	-	-	-
	32,565	33,867	4,859	33,710	1,428

Total:
Commercial	603	603	-	599	25
Residential real estate construction	8,610	10,397	1,297	11,978	377
Commercial real estate construction	16,227	16,447	380	16,164	475
Residential real estate mortgage	15,730	18,261	633	19,609	622
Commercial real estate mortgage	55,780	56,328	2,549	58,497	2,864
Consumer	229	229	-	231	12
	$97,179	$102,265	$4,859	$107,078	$4,375

December 31, 2010
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized1
	(Amounts in thousands)
With no related allowance recorded:
Commercial	$785	$785	$-	$509	$11
Residential real estate construction	13,180	14,147	-	12,789	106
Commercial real estate construction	18,181	18,770	-	7,845	214
Residential real estate mortgage	8,540	8,637	-	7,881	230
Commercial real estate mortgage	42,303	42,303	-	16,203	1,562
Consumer	61	61	-	31	-
	83,050	84,703	-	45,258	2,123

With an allowance recorded:
Commercial	-	-	-	-	-
Residential real estate construction	6,599	7,820	2,091	6,576	70
Commercial real estate construction	-	-	-	-	-
Residential real estate mortgage	12,946	13,113	562	5,462	389
Commercial real estate mortgage	9,428	9,548	198	4,064	525
Consumer	-	-	-	-	-
	28,973	30,481	2,851	16,102	984

Total:
Commercial	785	785	-	509	11
Residential real estate construction	19,779	21,967	2,091	19,365	176
Commercial real estate construction	18,181	18,770	-	7,845	214
Residential real estate mortgage	21,486	21,750	562	13,343	619
Commercial real estate mortgage	46,371	46,491	198	20,267	2,087
Consumer	61	61	-	31	-
	$106,663	$109,824	$2,851	$61,360	$3,107

1Reflects the interest income recognized on impaired loans, which includes TDRs. Interest income recognized on a cash basis subsequent to a loan being placed on nonaccrual was $78 thousand and $45 thousand during 2011 and 2010, respectively.

Troubled debt restructurings:  Periodically management evaluates our loans for appropriate risk rating, interest accrual status and potential classification as a troubled debt restructuring, some of which are performing and accruing interest. A TDR is a loan on which we have granted a concession due to a borrower's financial difficulty. These are concessions that would not otherwise be considered. The terms of these modified loans may include extension of maturity, renewals, change in interest rate, additional collateral requirements or infusion of additional capital into the project by the borrower to reduce debt or to support future debt service. On construction and land development loans we may modify the loan as a result of delays or other project issues such as slower than anticipated sell-outs, insufficient leasing activity and/or a decline in the value of the underlying collateral securing the loan. Management believes that working with a borrower to restructure a loan provides us with a better likelihood of collecting our loan. It is our policy not to renegotiate the terms of a commercial loan simply because of a delinquency status. However, we will use our Troubled Debt Restructuring Program to work with delinquent borrowers when the delinquency is temporary. We consider all loans modified in a troubled debt restructuring to be impaired.

At the time a loan is modified in a troubled debt restructuring, we consider the following factors to determine whether the loan should accrue interest:

•	Whether there is a period of current payment history under the current terms, typically 6 months;
•	Whether the loan is current at the time of restructuring; and
•	Whether we expect the loan to continue to perform under the restructured terms with a debt coverage ratio that complies with the Bank's credit underwriting policy of 1.25 times debt service.

We also review the financial performance of the borrower over the past year to be reasonably assured of repayment and performance according to the modified terms. This review consists of an analysis of the borrower's historical results; the borrower's projected results over the next four quarters; current financial information of the borrower and any guarantors. The projected repayment source needs to be reliable, verifiable, quantifiable and sustainable. In addition, all troubled debt restructurings are reviewed quarterly to determine the amount of any impairment.

At the time of restructuring, the amount of the loan principal for which we are not reasonably assured of repayment is charged-off, but not forgiven.

A borrower with a restructured loan must make a minimum of six consecutive monthly payments at the restructured level and be current as to both interest and principal to be on accrual status.

The following is an analysis of loans modified in a troubled debt restructuring by type of concession as of December 31, 2011. There were no modifications that involved forgiveness of debt.

	TDRs in compliance with their modified terms and accruing interest	TDRs that are not accruing interest	Total
	(Amounts in thousands)
Reduction in interest rate	$23,601	$16,541	$40,142
A period of interest only payments	17,542	9,279	26,821
Total	$41,143	$25,820	$66,963

There were no loans modified as troubled debt restructurings during the twelve month period ended December 31, 2011 for which there was a subsequent payment default.

The following is an analysis of performing and nonperforming loans modified in a troubled debt restructuring as of December 31, 2011.

	TDRs in compliance with their modified terms and accruing interest		TDRs that are not accruing interest		Total
	Balance	Count	Balance	Count	Balance	Count
	(loan balances in thousands)
Commercial	$603	1	$-	-	$603	1
Residential Real Estate Construction	2,195	2	2,832	3	5,027	5
Commercial Real Estate Construction	500	1	4,350	2	4,850	3
Commercial Real Estate Mortgage - Owner Occupied	2,740	5	4,450	6	7,190	11
Commercial Real Estate Mortgage – Non-owner Occupied	28,232	9	9,196	5	37,428	14
Commercial Real Estate Mortgage -Multifamily	3,268	1	515	2	3,783	3
Residential Real Estate Mortgage	3,605	7	4,340	6	7,945	13
Consumer	-	-	137	1	137	1
Total	$41,143	26	$25,820	25	$66,963	51

Credit Quality Indicators:  As part of the on-going monitoring of the credit quality of the Company's loan portfolio, management tracks certain credit quality indicators including trends related to the risk grades of loans, the level of classified loans, net charge-offs, nonperforming loans (see details above) and the general economic conditions in the region.

The Company utilizes a risk grading matrix to assign a risk grade to each of its loans. Loans are graded on a scale of 1 to 7. Grades 1 through 4 are considered “Pass”. A description of the general characteristics of the seven risk grades is as follows:

1.	Good: Borrower exhibits the strongest overall financial condition and represents the most creditworthy profile.
2.	Satisfactory (A): Borrower reflects a well balanced financial condition, demonstrates a high level of creditworthiness and typically will have a strong banking relationship with Parke Bank.
3.	Satisfactory (B): Borrower exhibits a balanced financial condition and does not expose the Bank to more than a normal or average overall amount of risk. Loans are considered fully collectable.
4.
Watch List:  Borrower reflects a fair financial condition, but there exists an overall greater than average risk. Risk is deemed acceptable by virtue of increased monitoring and control over borrowings.  Probability of timely repayment is present.

5.
Other Assets Especially Mentioned (OAEM):  Financial condition is such that assets in this category have a potential weakness or pose unwarranted financial risk to the Bank even though the asset value is not currently impaired.  The asset does not currently warrant adverse classification but if not corrected could weaken and could create future increased risk exposure. Includes loans which require an increased degree of monitoring or servicing as a result of internal or external changes.

6.
Substandard:  This classification represents more severe cases of #5 (OAEM) characteristics that require increased monitoring.  Assets are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Assets are inadequately protected by the current net worth and paying capacity of the borrower or of the collateral. Asset has a well-defined weakness or weaknesses that impairs the ability to repay debt and jeopardizes the timely liquidation or realization of the collateral at the asset's net book value.

7.
Doubtful:  Assets which have all the weaknesses inherent in those assets classified #6 (Substandard) but the risks are more severe relative to financial deterioration in capital and/or asset value; accounting/evaluation techniques may be questionable and the overall possibility for collection in full is highly improbable. Borrowers in this category require constant monitoring, are considered work out loans and present the potential for future loss to the bank.

An analysis of the credit risk profile by internally assigned grades is as follows:

At December 31, 2011	Pass	OAEM	Substandard	Doubtful	Total
	(Amounts in thousands)
Commercial	$16,033	$7,500	$603	$-	$24,136
Residential real estate construction	12,327	350	8,610	-	21,287
Commercial real estate construction	23,898	-	26,463	-	50,361
Residential real estate mortgage	136,919	7,628	14,347	-	158,894
Commercial real estate mortgage	293,477	14,270	43,918	-	351,665
Consumer	18,500	-	274	-	18,774
Total	$501,154	$29,748	$94,215	$-	$625,117

At December 31, 2010	Pass	OAEM	Substandard	Doubtful	Total
	(Amounts in thousands)
Commercial	$23,823	$500	$785	$-	$25,108
Residential real estate construction	12,132	6,899	19,779	-	38,810
Commercial real estate construction	38,570	900	18,181	-	57,651
Residential real estate mortgage	153,142	4,290	12,104	-	169,536
Commercial real estate mortgage	255,577	44,473	18,469	-	318,519
Consumer	15,559	1,495	61	-	17,115
Total	$498,803	$58,557	$69,379	$-	$626,739